UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 17, 2004

LIQUIDMETAL TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31332 (Commission File Number)	20-0121262 (I.R.S. Employer Identification No.)

25800 Commercentre Dr., Suite 100

Lake Forest, CA  92630

 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 206-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The following information is being furnished under Item 5.02 of Form 8-K: Press release, dated December 16, 2004, by Liquidmetal Technologies, Inc. announcing the appointment of John K. Thorne as Interim President and Chief Executive Officer.  Also included in the press release is the stepping down of Thian-Song Tjoa as a member of our Board of Directors, and the elections of Robert J. Biehl and C.K. Cho to the Board.  The appointment and elections will become effective on January 1, 2005.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                                                                                LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ John Kang
John Kang
Chairman, President, and Chief Executive Officer

Date:  December 17, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	— Press Release, dated December 16, 2004.